                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                 PENTAIR, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 PENTAIR, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


- ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


- ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


- ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

Winslow H. Buxton
Chairman, President
and Chief Executive Officer

March 8, 1994

Dear Shareholder:

    Please join us at 10 a.m. on Wednesday, April 20 for Pentair's 27th Annual Shareholders Meeting at the Northland Inn, Brooklyn Park, Minnesota.

    During the meeting, we will elect directors to the Company's board, appoint auditors and conduct other business as described in the Proxy Statement. In addition, several Pentair officers will be present to provide a detailed report on our operations and financial performance, as well as our expectations for 1994. There also will be opportunities for shareholders to ask questions.

    We encourage you to join us and participate in the meeting. However, if you are unable to attend, you can be assured your shares will be represented at the meeting by completing and returning the enclosed proxy card in the envelope provided. If you are unsure whether or not you can attend the meeting, please exercise your right to vote on company business by completing and returning the proxy card now. Sending your proxy card will not prevent you from voting in person should you decide to attend the meeting.

    I look forward to discussing Pentair's performance with shareholders and hope you will join us on April 20th.

Sincerely,

Winslow H. Buxton

                                 PENTAIR, INC.

                            1500 County Road B2 West
                          Saint Paul, Minnesota 55113
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 20, 1994

To our Shareholders:

    The Annual Meeting of Shareholders of Pentair, Inc. (the "Company") will be held at the Northland Inn and Conference Center, 7101 Northland Circle, Brooklyn Park, Minnesota, on Wednesday, April 20, 1994, at 10:00 a.m., for the following purposes:

    1.  To elect three directors.

    2. To vote upon a proposal to ratify the selection of Deloitte & Touche as independent auditors of the Company for 1994.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on February 25, 1994 as the record date for determining the shareholders entitled to vote at the annual meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote. The Company's transfer books will not be closed.

                                              By Order of the Board of Directors

                                                    R. T. Rueb, Acting Secretary

Saint Paul, Minnesota
March 8, 1994

IMPORTANT: To assure that the annual meeting may be legally held, there must be a quorum (50% plus 1 vote). Accordingly, you are urged to SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. This will not prevent you from voting in person if you so desire.

                     TABLE OF CONTENTS FOR PROXY STATEMENT

                                                                                                                Page
                                                                                                                -----
Solicitation...............................................................................................           1
Revocation and Voting of Proxy.............................................................................           1
Outstanding Shares and Voting Rights.......................................................................           2
Security Ownership of Management and Beneficial Ownership..................................................           2
Proposals to be Acted Upon at the Annual Meeting
  Item 1 -- Election of Directors..........................................................................           5
  Item 2 -- Approval of Auditors...........................................................................          10
Executive Compensation.....................................................................................          10
Future Proposals...........................................................................................          18
Other Business.............................................................................................          18

- --------------------------------------------------------------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 20, 1994
          ------------------------------------------------------------

                                 PENTAIR, INC.
                            1500 County Road B2 West
                          Saint Paul, Minnesota 55113
                                 March 8, 1994

    The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pentair, Inc. (the "Company") to be voted at the annual meeting of shareholders of the Company to be held on Wednesday, April 20, 1994, or at any adjournment or adjournments of such meeting. Distribution of this proxy statement and proxy to shareholders began on or about March 8, 1994.

                                  SOLICITATION

    The cost of soliciting proxies and the notices of the meeting, including the preparation, assembly and mailing of proxies and this statement, will be borne by the Company. In addition to this mailing, proxies may be solicited personally or by telephone by regular employees of the Company. Assistance in the solicitation of proxies is also being rendered by Morrow & Co., 909 Third Avenue, New York, New York, at a cost to the Company of $7,000 plus expenses. Furthermore, arrangements may be made with brokers, banks and similar organizations to send proxies and proxy materials to beneficial owners for voting instructions, for which the Company will reimburse such organizations for their expense in so doing and will pay all costs of soliciting the proxies.

                         REVOCATION AND VOTING OF PROXY

    Any shareholder giving a proxy may revoke it prior to its use at the meeting by (1) delivering a written notice expressly revoking the proxy to the Secretary at the Company's offices, (2) signing and forwarding to the Company at its offices a later dated proxy, or (3) attending the annual meeting and casting his or her votes personally.

    A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Pursuant to Minnesota law and the Company's Articles of Incorporation, abstentions are counted in determining the total number of the votes cast on proposals presented to shareholders, but will not be treated as votes in favor of the proposals. Broker non-votes are not counted in determining the total number of votes cast on proposals or for purposes of determining whether a proposal has been approved.

    Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the election of the three director nominees and FOR the proposal to ratify the appointment of Deloitte & Touche as auditors for 1994. As to any other business which may properly come before the meeting, they will vote in accordance with their best judgment, although the Company does not presently know of any other business.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    At the close of business on February 25, 1994, the record date, there were outstanding 18,172,891 shares of common stock, par value $.16 2/3 per share, and 1,838,921 shares of 8% Callable Cumulative Voting Convertible Preferred Stock, Series 1990, par value $.10 per share ("voting preferred"), which are the only classes of voting stock of the Company entitled to be voted at the meeting.

    A shareholder is entitled to one vote for each common and voting preferred share held on the record date with respect to all matters that may be brought before the meeting. There is no cumulative voting for directors.

                             SECTION 16 COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's best knowledge, based solely on its review of such reports and written representations from the Company's officers and directors, no other
Section 16(a) reports were required, during the year ended December 31, 1993. Therefore, all Section 16(a) filing requirements applicable to its officers and directors have been satisfied.

           SECURITY OWNERSHIP OF MANAGEMENT AND BENEFICIAL OWNERSHIP

    The following table contains information as of February 25, 1994 concerning the beneficial ownership of the Company's voting shares by each director, by each executive officer, by all directors and executive officers as a group, and by three persons known to the Company to "beneficially own" more than 5% of either of its classes of voting shares.

                                     NUMBER OF        PERCENT OF     NUMBER OF VOTING     PERCENT OF     COMBINED VOTING
     BENEFICIAL OWNER(A)         COMMON SHARES(B)        CLASS      PREFERRED SHARES(B)     CLASS         PERCENTAGE(C)
- --------------------------------------------------------------------------------------------------------------------------
George N. Butzow                        16,259(d)           *                    0              0                *
Winslow H. Buxton                      109,403(e)           *                1,054              *                *
Joseph R. Collins                       22,788(f)           *                  926              *                *
Harold V. Haverty                        2,250(g)           *                    0              0                *
Quentin J. Hietpas                       8,413(h)           *                    0              0                *
B. Kristine Johnson                      3,724(i)           *                    0              0                *
Ronald V. Kelly                         71,182(j)           *                1,078              *                *
Walter Kissling                            658(k)           *                    0              0                *
Gerald C. Kitch                         36,940(l)           *                1,026              *                *
Allan J. Kolles                         31,836(m)           *                  987              *                *
H. William Lurton                       16,479(n)           *                    0              0                *
D. Eugene Nugent                       412,302(o)           2.3%               850              *                2.1%
All current directors &                788,372(p)           4.3%             8,330              *                4.0%
executive officers as a group
(15 persons)
Charles A. Haggerty                          0              0.0%                 0              0                0
Brinson Partners, Inc.               1,395,313(q)           7.7%                 0              0                7.0%
Three First National Plaza
9th Floor, Suite 111
Chicago, IL 60602-4298

                                     NUMBER OF        PERCENT OF     NUMBER OF VOTING     PERCENT OF     COMBINED VOTING
     BENEFICIAL OWNER(A)         COMMON SHARES(B)        CLASS      PREFERRED SHARES(B)     CLASS         PERCENTAGE(C)
- --------------------------------------------------------------------------------------------------------------------------
The Prudential Insurance             1,067,740(r)           5.9%                 0              0                5.3%
 Company of America
Prudential Plaza
Newark, NJ 07102-3777
State Street Bank                      374,450(s)           2.1%         1,838,921(s)         100.0%            11.1%
 and Trust Company
225 Franklin St.
Boston, MA 02110

*    Less than 1.0%.
(a) Unless otherwise noted, all shares are held by individuals possessing sole voting and investment power with respect to such shares. Amounts listed do not include 528,285 shares held by the Pentair, Inc. Master Trust for various pension plans of the Company and it subsidiaries, the Investment Committee of which Master Trust includes Winslow H. Buxton, Joseph R. Collins, Allan J. Kolles and one other officer. Although these individuals could be deemed under applicable Securities and Exchange Commission rules to "beneficially own" all of the shares held by these plans because of their shared voting and investment power with respect to those shares, they disclaim beneficial ownership of such shares.
(b) The shares of voting preferred stock are all held by the trustee of the Company's Employee Stock Ownership Trust. These shares are converted into common shares upon the retirement or other termination of employment of an ESOP participant at the ratio of approximately 1.1538 common shares for each preferred share. The shares of preferred stock vote together with the common shares as a single class on most issues, with each preferred share having one vote. The ESOP participants, including those officers listed in the table, have the right to direct the voting of the shares allocated to their accounts, although they have no investment power over those shares. Since the voting preferred shares could be converted into approximately 2,121,745 common shares, under applicable SEC rules the ESOP trustee may be deemed to beneficially own that number of common shares in addition to the preferred shares it holds. However, to avoid overstatement of the aggregate beneficial ownership of the common and voting preferred shares, the common shares reported in the table do not include the shares that may be acquired upon conversion of the voting preferred shares, and the calculations of the percentage of common shares beneficially owned do not take into account any such shares.
(c) Since the common shares and voting preferred shares vote together as a single class on all issues being submitted to the shareholders at the upcoming annual meeting, the percentages below indicate the percentage of the aggregate voting power represented by the shares of both classes held by each person listed.
(d) Includes 4,725 shares that could be obtained upon exercise of stock options within 60 days and 7,691 shares representing Share Units credited to Mr. Butzow's account in the Third Amended and Restated Compensation Plan for Non-Employee Directors as to which he currently has no voting or investment power.
(e) Includes 9,575 restricted shares issued pursuant to an incentive plan as to which Mr. Buxton has sole voting power but no investment power, 217 shares held jointly with his spouse as to which he shares voting and investment power, and 74,850 shares that could be obtained upon exercise of employee stock options within 60 days.
(f) Includes 2,067 restricted shares issued pursuant to an incentive plan as to which Mr. Collins has sole voting power but no investment power, 382 shares held by his spouse as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership, and 12,000 shares that could be obtained upon exercise of employee stock options within 60 days.

(g)  Includes 1,500 shares that could be obtained upon exercise of stock options within 60 days.
(h)  Includes 4,725 shares that could be obtained upon exercise of stock options within 60 days  and 841  shares representing  Share Units  credited to  Mr.
     Hietpas's  account in the Third Amended  and Restated Compensation Plan for
     Non-Employee Directors as to which he currently has no voting or investment power.
(i)  Includes 1,500 shares that could be obtained upon exercise of stock options within 60 days and  1,924 shares representing Share  Units credited to  Ms.
     Johnson's  account in the Third Amended  and Restated Compensation Plan for
     Non-Employee Directors as to which she has no voting or investment power.
(j)  Includes 4,191 restricted shares issued pursuant to an incentive plan as to which Mr. Kelly has sole voting power but no investment power, 9,220 shares held by  his spouse  as to  which  he may  be deemed  to share  voting  and investment  power, but as  to which he  disclaims beneficial ownership, and
     31,525 shares  that  could be  obtained  upon exercise  of  employee  stock options within 60 days.
(k)  Includes  658 shares  representing Share  Units credited  to Mr. Kissling's
     account  in  the   Third  Amended  and   Restated  Compensation  Plan   for
     Non-Employee Directors as to which he has no voting or investment power.
(l)  Includes 4,530 restricted shares issued pursuant to an incentive plan as to which  Mr. Kitch has sole voting power  but no investment power, and 20,176 shares that  could be  obtained  upon exercise  of employee  stock  options within 60 days.
(m)  Includes 1,625 restricted shares issued pursuant to an incentive plan as to which  Mr.  Kolles has  sole voting  power but  no investment  power, 6,120 shares held by his spouse as to which he may be deemed to share voting  and investment  power, but as  to which he  disclaims beneficial ownership, and
     5,951 shares that could be obtained upon exercise of employee stock options within 60 days.
(n)  Includes 4,725 shares that could be obtained upon exercise of stock options within 60 days and  9,119 shares representing Share  Units credited to  Mr.
     Lurton's  account in the  Third Amended and  Restated Compensation Plan for
     Non-Employee Directors as to which he currently has no voting or investment power.
(o)  Includes 168,361 shares that Mr. Nugent holds jointly with his spouse as to which he shares  voting and  investment power,  22,296 shares  held by  his spouse  as to which he may be  deemed to share voting and investment power, but as to which he disclaims  beneficial ownership, and 68,450 shares  that could be obtained upon exercise of stock options within 60 days.
(p)  Includes,  with respect to  officers not named above,  4,628 shares held by spouses of officers as to which such officers may be deemed to share voting and investment power, but as  to which they disclaim beneficial  ownership;
     233  shares held by children of an officer  as to which such officer may be deemed to share voting and investment  power, but as to which he  disclaims beneficial  ownership;  3,619 shares  held  jointly by  officers  and their spouses as to which such officers share voting and investment power;  4,593 restricted  shares issued  pursuant to an  incentive plan as  to which such officers have sole voting power but no investment power; and 30,912  shares that  could be obtained  upon exercise of employee  stock options within 60 days.
(q)  According to its Schedule  13G dated February  11, 1994, Brinson  Partners,
     Inc.,  a  registered investment  adviser, has  sole  voting power  and sole investment power over all 1,395,313 shares.
(r)  According to its Schedule 13G dated February 7, 1994, Prudential  Insurance
     Company  of America, a registered investment adviser and broker-dealer, has sole voting and investment power over 548,000 shares and shared voting  and investment power over 519,740 shares.
(s)  According  to its Schedule  13G dated February 10,  1994, State Street Bank and Trust  Company,  as trustee  under  the Pentair,  Inc.  Employee  Stock
     Ownership  Trust, may be deemed to  have shared voting power and investment power over all  1,838,921 voting  preferred shares, but  it has  disclaimed beneficial ownership of all 1,838,921 shares. State Street reports having sole voting power over 266,850 of the common shares listed, sole investment power over 372,950 of the common shares listed and shared investment power of 1,500 of the shares listed, which it holds as trustee for collective investment funds for other employee benefit plans.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING
                                     ITEM 1
                             ELECTION OF DIRECTORS

    The Company's By-Laws provide for a Board of Directors (sometimes referred to herein as the "Board") of not fewer than three members and not more than fifteen members. The Board has set the number of directors at nine. The Board is divided into three classes with all directors serving three-year terms but with the beginning date for each term staggered so that the term of only one class expires in any particular year. Vacancies that occur during a term may be filled by the Board of Directors or by election at a special meeting of shareholders. Any director elected to fill a vacancy by the remaining directors is required to stand for election at the next meeting of shareholders.

    At the forthcoming annual meeting, three persons are to be elected to the Company's Board of Directors, two of whom are currently directors of the Company. From the class of three directors normally scheduled to stand for election this year, H. William Lurton has indicated that he will retire from the board effective the date of the annual meeting, and Charles A. Haggerty has been nominated by the Board to fill the resulting vacancy. Five other directors have terms of office that do not expire at this time, and each will continue to serve his or her full term. There is one vacancy for the term ending in 1995 and it will remain unfilled until the 1995 annual meeting of shareholders. Proxies cannot be voted for a greater number of directors than the number nominated. Unless you direct otherwise, proxies will be voted for the election of all nominees listed below. Should any nominee decline or be unable to accept such nomination or to serve as director (an event management does not now expect to occur), proxies will be voted for a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under them.

    If elected, all nominees are expected to serve until the 1997 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

    Information concerning the persons nominated for election as directors, as well as those continuing in office, is set forth on the following pages.

                        DIRECTORS STANDING FOR ELECTION
  (FOR A THREE-YEAR TERM EXPIRING AT THE 1997 ANNUAL MEETING OF SHAREHOLDERS)

[PHOTO]                       Since 1992, Mr.  Haverty has  been Chairman of  the Board  of Directors  of
HAROLD V. HAVERTY             Deluxe  Corporation, a manufacturer of bank checks and internal bank forms.
 Director since: 1990         Mr. Haverty has been Chief Executive Officer and President of Deluxe  since
                              1986.
 Age: 63

                              In  June 1992,  Mr. Haggerty  was appointed  President and  subsequently in
[PHOTO]                       July 1993 appointed Chairman of the Board of Directors and Chief  Executive
                              Officer   of   Western  Digital   Corporation,   a  manufacturer   of  hard
CHARLES A. HAGGERTY           disk drives and semiconductors.  Prior to that,  he held various  positions
 Director since: --           with  IBM Corporation  including Vice  President-General Manager, Worldwide
 Age: 52                      OEM Storage  Marketing  (1991-1992); and  Vice  President-General  Manager,
                              Low-end Storage Products (1989-1990).
                              Mr. Nugent was the former Chairman of the Board of Directors of
[PHOTO]                       Pentair, Inc. (since July 1986). Mr. Nugent retired as Chairman of the
                              Board in January 1993, but will continue as a member of the Board.
D. EUGENE NUGENT              Mr. Nugent had been the Chief Executive Officer of the Company from July
 Director since: 1975         1986 until August 1992. Mr. Nugent is also a director of Apogee
 Age: 66                      Enterprises, Inc. and Piper Trust Funds, Inc.

                         DIRECTORS CONTINUING IN OFFICE
           (TERM EXPIRES AT THE 1995 ANNUAL MEETING OF SHAREHOLDERS)

[PHOTO]                       Since 1983, Mr. Hietpas has been the Senior Vice President of External
                              Affairs of the University of St. Thomas.
QUENTIN J. HIETPAS
 Director since: 1976
 Age: 63
                              Since January 1990, Ms. Johnson has been the Vice President and
[PHOTO]                       General Manager of the Tachyarrhythmia Management Business of Medtronic,
                              Inc., a medical devices manufacturer . Prior to that, she held
B. KRISTINE JOHNSON           various positions with Medtronic including Vice President, Peripheral
 Director since: 1991         Vascular Business (April 1989 through January 1990); and Vice President,
 Age: 42                      Corporate Affairs and Corporate Planning (March 1987 through April 1989).
                              Ms. Johnson is also a director of ADC Telecommunications, Inc.

           (TERM EXPIRES AT THE 1996 ANNUAL MEETING OF SHAREHOLDERS)

[PHOTO]                       Since 1982, Mr. Butzow has been the Chairman of the Board of Directors of
GEORGE N. BUTZOW              MTS Systems Corporation, a manufacturer of high-technology testing systems.
                              Mr. Butzow is also a director of Andrew Corporation.
 Director since: 1979
 Age: 64
                              Since January 1993, Mr. Buxton has been the Chairman of the Board of
[PHOTO]                       Directors of Pentair, Inc. Mr. Buxton has been President and Chief
                              Executive Officer of the Company since August 1992. Mr. Buxton was
WINSLOW H. BUXTON             Chief Operating Officer of the Company from August 1990 through August
 Director since: 1990         1992. Mr. Buxton was also Vice President - Paper Group of the Company from
 Age: 54                      January 1989 through August 1990. Mr. Buxton is also a director of Bemis
                              Company, Inc.
                              Mr. Kissling has been the President since April 1992 and Chief
[PHOTO]                       Operating Officer since July 1990 of H. B. Fuller Company, a manufacturer and marketer of specialty chemical products. He was
WALTER KISSLING               Executive Vice President of H.B. Fuller from July 1990 to April 1991, and
 Director since: 1993         Senior Vice President from 1980 to 1990. Mr. Kissling is also a director of
 Age: 62                      H.B. Fuller Company and Chairman and Director of one of its subsidiaries,
                              Kativo Chemical Industries, S.A.

DIRECTORS' ATTENDANCE

    The Board of Directors held five meetings in 1993. All directors attended at least 75% of the meetings of the Board and its committees on which they served.

COMMITTEES OF THE BOARD

    The Board presently has seven committees.

    The Audit Committee, which presently consists of B. Kristine Johnson (Chair), George N. Butzow, and H. William Lurton, is responsible for selecting auditors, ensuring the fiscal integrity of the Company, and establishing and reviewing internal controls. The Audit Committee held two meetings in 1993.

    The Compensation and Personnel Committee, which presently consists of Quentin J. Hietpas (Chair), Harold V. Haverty and D. Eugene Nugent, is responsible for developing a broad plan of compensation for the Company that is competitive and rewarding to the degree that it will attract, hold, and inspire performance of executive, managerial, and other key personnel. The Committee held ten meetings during 1993.

    The Executive Committee, which presently consists of D. Eugene Nugent (Chair), Winslow H. Buxton, and Quentin J. Hietpas, makes and implements decisions that require immediate or rapid action when it is impractical to call a meeting of the full Board of Directors. The Committee held one meeting in 1993.

    The Nominating Committee, which presently consists of D. Eugene Nugent (Chair), Winslow H. Buxton, and Harold V. Haverty, is responsible for nominating candidates for vacancies on the Board. The Nominating Committee will consider nominees recommended by shareholders under procedures set forth in the Company's By-Laws. Sections 9 through 12 of Article II of the By-Laws provide that a candidate may not be nominated for election as a director at the annual meeting of shareholders unless the nomination was previously submitted to the Board or its Nominating Committee. A shareholder wishing to nominate a candidate for director must do so no later than sixty days following the end of the Company's fiscal year. Nominations are deemed made when the Secretary of the Company receives all of the following: (1) all information about the nominee that may be required to be provided in any proxy statement pursuant to the Securities Exchange Act of 1934 and regulations promulgated thereunder; (2) an executed directors' questionnaire provided by the Company and completed by the nominee;
(3) the nominee's statement consenting to his or her nomination and agreeing to serve, if elected; and (4) evidence that the person making the nomination is a shareholder. After reviewing the submission, the Board or the appointed Nominating Committee may, but need not, designate one or more of the nominees to appear as an alternate candidate on any proxy solicited by management or any proxy statement furnished by management. The number of such alternate candidates may not exceed the number of directors to be elected at that annual meeting. Exclusion of any eligible candidate from a proxy solicited by management does not affect the right of shareholders to nominate, vote for, or elect such candidate at any shareholders meeting held within twelve months after submission of the nomination material described above. The Nominating Committee held one meeting in 1993.

    The Public Policy Committee, formed in July 1992, which presently consists of Harold V. Haverty (Chair), and B. Kristine Johnson, is responsible for overseeing the Company's interest in the legislative, regulatory, philanthropic and public areas, and for making recommendations regarding the Company's role as a responsible corporate citizen. The Committee held one meeting in 1993.

    The Shareholder Affairs Committee, which presently consists of George N. Butzow (Chair), Winslow H. Buxton, B. Kristine Johnson, and Walter Kissling, is responsible for reviewing any proposed transaction involving the Company's securities that could significantly alter the Company's shareholder base, operations, or overall management. It has the power to engage advisers, direct management to issue statements on behalf of the Company, institute legal action deemed to be in the best interests of the Company, and take other appropriate action. The Committee did not meet in 1993.

    The Share Rights Committee, which presently consists of H. William Lurton (Chair), and Walter Kissling, is responsible for making recommendations to the Board regarding the Company's Rights Agreement. The Committee did not meet in 1993.

DIRECTORS' REMUNERATION

    Each director who is not an employee of the Company will be paid in 1994, $20,000 ($21,000 if Chair of a Board Committee) as an annual retainer, $1,000 for each attendance at a Board meeting, $1,000 for each attendance at a committee meeting, and $300 for participation in a telephone conference in lieu of a meeting.

    Under the Third Amended and Restated Compensation Plan for Non-Employee Directors, directors who are not employees of the Company may elect to defer payment of all or a portion of their director's fees. The amounts deferred can be either set aside in a cash account or used to purchase shares of the

Company's common stock. The plan provides for a Company match of 25% on the first $750 per month deferred in the form of common stock. Participants and amounts deferred under the Plan are shown below:

            $ DEFERRED   $ DEFERRED   $ DEFERRED    SHARE UNITS
               1991         1992         1993        12/31/93
- ----------------------------------------------------------------
Butzow       $  21,075    $  25,750    $  26,200         7,545
Hietpas              0            0        9,000           816
Johnson              0       23,450       25,850         1,698
Kissling             0            0       17,700           467
Lurton          24,700       25,750       29,500         8,899

    The plan also provides that former non-employee directors who meet certain requirements are to be considered for retirement benefits to extend for a term equal to the number of years served as a non-employee director or until death, whichever occurs first, which benefits shall be paid monthly in an amount equal to the pro rata monthly retainer fee being paid to the director at the time of termination from the Board. The Company is currently paying compensation benefits to three former directors. Finally, in the event of an unfriendly change in control of the Company, the plan provides for the establishment of depository agreements and the payment into trust of funds sufficient to ensure the payment of any deferred director's fees or retirement benefits due former directors.

    The Outside Directors Nonqualified Stock Option Plan provides for the granting of options to purchase the Company's common stock to directors who are not employees of the Company. The plan was amended effective January 12, 1992 to provide for automatic annual grants to the directors and to offer alternative forms of payment of the exercise price including surrender of Pentair common stock or unexercised options. The persons to receive options, the number of options granted, and the terms of the options are determined by the Plan. No option granted under the plan, however, may extend for a period of more than ten years from the date of the grant and no option exercise price may be less than the current market price of Pentair common stock on the date of award of such option.

                                      OPTIONS    EXERCISE OR
         NAME              YEAR       GRANTED    BASE PRICE   EXPIRATION DATE
- -----------------------------------------------------------------------------
George N. Butzow              1993       1,500    $ 28.6667        1/19/98
                              1992       1,500    $ 29.4167        1/14/97
                              1991       1,725    $ 16.3333        1/10/96
Harold V. Haverty             1993       1,500    $ 28.6667        1/19/98
                              1992       1,500    $ 29.4167        1/14/97
Quentin J. Hietpas            1993       1,500    $ 28.6667        1/19/98
                              1992       1,500    $ 29.4167        1/14/97
                              1991       1,725    $ 16.3333        1/10/96
B. Kristine Johnson           1993       1,500    $ 28.6667        1/19/98
                              1992       1,500    $ 29.4167        1/14/97
H. William Lurton             1993       1,500    $ 28.6667        1/19/98
                              1992       1,500    $ 29.4167        1/14/97
                              1991       1,725    $ 16.3333        1/10/96
D. Eugene Nugent              1993       1,500    $ 28.6667        1/19/98

    One-third of the options granted to each recipient become exercisable on each of the first three anniversaries of the date of grant, and the options expire five years after the date of grant. Three current directors exercised options during 1991-1993; the net value of shares (market value less exercise price) realized from this exercise was $82,715.

                                     ITEM 2
                              APPROVAL OF AUDITORS

    Deloitte & Touche, independent certified public accountants have been the auditors for the Company since 1977. They have been retained by the Board of Directors as the Company's auditors for the current fiscal year, and shareholder approval of such retention is requested.

    Representatives of Deloitte & Touche are expected to attend the Annual Meeting with the opportunity to make a statement if they so desire, and they will be available to respond to appropriate questions.

    The Board of Directors recommends that the shareholders vote "For" the proposal to approve retention of Deloitte & Touche, and the enclosed proxy will be so voted unless a contrary vote or abstention is indicated. If retention of Deloitte & Touche is not approved by the shareholders, the Board of Directors will make another appointment effective at the earliest practicable date.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                        RETENTION OF DELOITTE & TOUCHE.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Personnel Committee of the Board of Directors was comprised of Quentin J. Hietpas (Chair), Harold V. Haverty and D. Eugene Nugent during 1993. None of the members of the Committee were officers or employees of the Company during 1993, but D. Eugene Nugent is the former Chairman of the Board and Chief Executive Officer of Pentair, Inc. There are no additional insider or interlock relationships.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

OVERVIEW

    The Compensation and Personnel Committee of the Board of Directors (the "Committee") is responsible for supervising the development of and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Committee makes annual recommendations to the Board concerning compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

    The Committee also oversees all aspects of the Company's executive compensation program, including many of the Company's employee benefit plans. The Company currently maintains a variety of compensation and benefit plans in which its executive officers may participate, including the Omnibus Stock Plan, the Employee Stock Purchase and Bonus Plan, the Retirement Savings and Stock Incentive Plan, the Deferred Compensation Plan, the Supplemental Executive Retirement Plan, and the Management Incentive Plan. The Company also maintains a defined benefit pension plan in which substantially all non-bargaining employees, including the executive officers, participate.

PENTAIR'S COMPENSATION PHILOSOPHY

    The principles guiding  the executive compensation  program are designed  to
ensure   a  proper  linkage  between  executive  compensation  and  creation  of shareholder value. Goals of the program are:

    (a) to encourage continuation of Pentair's entrepreneurial spirit,

    (b) to reward executives for successful long-term strategic management,

    (c) to recognize outstanding performance,

    (d) to attract and retain highly qualified and motivated executives, and

    (e) to encourage executive stock ownership to enhance a mutuality of interest with other shareholders.

    The Company has maintained the philosophy that compensation of the executive officers should be directly and materially linked to operating and stock performance. To achieve this, compensation is heavily leveraged through annual bonuses and equity incentives. The mix of base salary, bonuses and other benefits reflects the Company's goals of providing average compensation for average performance and above average compensation for above average performance.

    In order to make its recommendations to the Board concerning executive officer compensation, the Committee annually reviews and evaluates the Company's corporate performance and the compensation and equity ownership of its executive officers as compared with similarly sized industrial companies included in the Towers Perrin Compensation database and the database of another nationally recognized management consulting service. The Committee has retained Towers
Perrin, an independent compensation consulting firm, to assist it in this review.

EXECUTIVE COMPENSATION PROGRAM

    The components of the Company's executive compensation program which are subject to the discretion of the Committee on an individual basis include (a) base salaries, (b) annual cash performance-based bonuses, (c) long-term equity incentives, and (d) miscellaneous other fringe benefits. All components are comparable to those of similar companies.

BASE SALARY

    In line with the Company's current policy with respect to the base salaries of its executive officers, the CEO recommends to the Committee with respect to annual salaries of the Company's executive officers. The Committee then discusses and approves the salaries and makes its recommendation to the Board. Base salary targets for executive positions are set at the 50th percentile of competitive compensation. An individual performance and experience factor is applied to the target midpoint to determine each executive's actual base salary, within a range of A20% of midpoint. A competent employee should attain midpoint salary within 3 years by demonstrating continuing development and performance consistent with his or her capabilities in the position.

    For 1993, the salaries of the named executive officers identified in the Summary Compensation Table were within the salary targets for each position.

ANNUAL CASH BONUS

    Pentair expects to compensate its employees for achievement of company and individual performance goals. Strategic performance goals are established during the budgeting process in October of the preceding year and are based on economic factors and targeted performance objectives. Pentair's profit plan is deemed to be the best judge of how the Company should perform in current market and economic conditions. Incentive bonus awards are determined by a formula containing four  factors: base  salary,  bonus opportunity  category  percentage
(BOC), company performance factor and individual performance factor. BOC categories are assigned to each position at Pentair. The company performance factor is based on the percentage of corporate goals for pre-tax income achieved during the fiscal year. Below a certain threshold, no award of bonus compensation is made, other than for officers who have individually performed beyond expectations and then at a reduced rate. If performance is above that threshold, but below plan, the bonus factor is leveraged downward by double the percentage shortfall from plan. Conversely, if performance is above plan, the bonus factor is similarly leveraged upward. The individual performance factor is determined by the assignment of a numerical factor based on a supervisor's judgment on attainment of expectations relative to the employee's function. The CEO submits a written performance appraisal and recommendation to the Committee for each executive officer with respect to the individual performance factor. A supplemental incentive award may also be granted at the discretion of the Committee to any person who has made an extraordinary contribution to the Company's welfare or earnings. The maximum annual bonus may not exceed 100 percent of an individual's base salary.

    In 1993, bonuses were awarded based on the foregoing factors with the exception of a supplemental award given to J.R. Collins in recognition of his assumption of the additional responsibilities of Acting Chief Financial Officer undertaken in connection with the retirement of the Company's former Chief Financial Officer.

LONG-TERM EQUITY INCENTIVES

    GRANTS

    Long-term incentive compensation may be awarded in the form of restricted shares, incentive compensation performance units (ICUs) and stock options. All awards are reviewed by the CEO and approved by the Compensation Committee. Long-term incentives are determined by using the average of the 50th and 60th percentile of comparable grant practices as compiled in the Towers Perrin Compensation database. The awards are given to named executive officers in ratios of 0% restricted stock, 30% ICUs and 70% stock options. The Black-Scholes Model is used to determine restricted stock and stock option grants. A comparable model is used for determining ICU grant values.

    The total awards for 1993 amounted to no shares of restricted stock, 61,450 incentive compensation units (ICUs) and 104,625 stock options for all executive officers of the Company as a group. All grants were made in accordance with the formula discussed above. Grants for the named executive officers are shown in the Summary Compensation Table and the Option/SAR Grant Table.

    PAYOUTS

    Payouts on ICUs are based upon growth in the Company's net book value over the life of the ICUs, as leveraged upward or downward depending on whether the Company's return on equity and growth in earnings per share over that period exceeded or fell short of corporate goals. Restricted share value is the market value of common stock on the date the shares become vested.

    Payouts in 1993, for named executive officers, as shown in the LTIP Payout column on the Summary Compensation Table (page 15), were for previously awarded ICU grants and were calculated based on the increase in book value and the percentage attainment of EPS and ROE goals since the date of such grants. Also included is the market value of previously awarded restricted shares that vested in 1993.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    The base salary, annual bonus and long-term equity incentives are similar to and comprised of the same elements as for all executive officers.

    In 1993, Mr. Buxton led the Company to excellent performance in the face of difficult economic conditions. He also assumed the additional duties of Chairman of the Board of Directors in January 1993.

    The Committee's evaluation of his individual performance factor was very high because he exceeded individual performance goals set by the Compensation Committee. He also succeeded in stepping into his leadership role as new CEO and continued to strengthen the Company's management team.

    The base salary market compensation rate for a CEO position at the 50th percentile was $530,000 in 1993. Mr. Buxton's base salary was increased to $425,000 in accordance with the Committee's policy of a 3 year progression toward market compensation. This resulted in a 19.4% increase in Mr. Buxton's base salary over 1992.

    Mr. Buxton's bonus was calculated using the formula described above. The Committee used his base salary of $425,000, his BOC rate of 55% and applied the corporate performance factor for 1993 and Mr. Buxton's individual performance factor to obtain his bonus amount of $343,379.

    Mr. Buxton's long-term incentive grants were computed based on the average of the 50th and 60th percentile of the Towers Perrin Compensation database for comparable grant practices. He was granted 25,300 ICUs and 38,250 stock options in 1993.

    Based on the foregoing, Mr. Buxton's compensation for 1993 was determined in accordance with the criteria described above for executive compensation and is set forth in the Summary Compensation Table.

STOCK OWNERSHIP GUIDELINES

    In January 1993, voluntary stock ownership guidelines were developed. Stock ownership guidelines for top management were established to motivate acquisition and retention of shares of Pentair common stock. The Committee determined that over a period of five years, its top management should accumulate and hold Company stock equal to the following values: Chief Executive Officer --three to five times base salary; Senior Corporate Officer -- two to three times base salary; and other corporate officers and subsidiary presidents -- one to two times base salary. In the opinion of the Committee, the achievement of ownership levels set forth will result in executive management being significant shareholders and will further encourage long-term performance and Company growth.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to review its compensation systems and structure performance-based compensation in a manner that complies with the new statute. In 1994, the Company expects all compensation paid to the Chief Executive Officer and the four other highly compensated officers will be 100% tax deductible.

J. H. GRUNEWALD RETIREMENT.

    J. H. Grunewald entered into a Retirement Agreement with the Company under which the Company would pay him certain amounts upon retirement in June 1993. Based on Mr. Grunewald's years of performance and significant contributions to the Company, the Committee unanimously voted to vest all of his options and award Mr. Grunewald 24 months' salary. In addition, certain long-term incentive benefits were accelerated upon Mr. Grunewald's retirement. Restricted stock (5,402 shares) and ICUs (27,675 units) were released or paid early when the Committee exercised its discretion in accelerating the expiration of the restriction and incentive periods. The amounts paid to Mr. Grunewald in 1993 relative to the acceleration are included in the LTIP Payout column of the Summary Compensation Table on page 15.

Quentin J. Hietpas, Chair           Harold V. Haverty           D. Eugene Nugent

             Compensation and Personnel Committee of Pentair, Inc.

                      COMPARATIVE STOCK PERFORMANCE GRAPH

    The graph on the following page sets forth the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years, assuming the investment of $100 on December 31, 1988 and the reinvestment of all dividends since that date to December 31, 1993. The graph also contains for comparison purposes the S&P 500 Index and the NASDAQ Non-Financial Index. The data used was obtained from published sources and is believed to be accurate.

                                   [GRAPHIC]

SUMMARY COMPENSATION TABLE.

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four highest paid executive officers of the Company whose salary and bonus earned in 1993 exceeded $100,000.

                                                                                LONG-TERM COMPENSATION
                                                                         -------------------------------------

                                                                                  AWARDS
                                          ANNUAL COMPENSATION            ------------------------    PAYOUTS
                                ---------------------------------------  RESTRICTED   SECURITIES   -----------
                                                         OTHER ANNUAL       STOCK     UNDERLYING      LTIP        ALL OTHER
NAME AND PRINCIPAL               SALARY     BONUS (A)    COMPENSATION    AWARDS (B)     OPTIONS      PAYOUTS     COMPENSATION
      POSTION          YEAR        ($)         ($)            ($)            ($)         /SARS       ($)(D)          ($)
- ------------------------------------------------------------------------------------------------------------------------------
Winslow H. Buxton         1993  $ 425,000   $ 343,379      $   9,699      $       0       38,250   $  56,820     $        0
Chief Executive           1992    343,750     184,202         10,908         92,663       49,650      19,868              0
Officer                   1991    277,200     240,489          5,617         78,400       27,000      14,430              0
Gerald C. Kitch           1993  $ 227,000   $ 133,031      $   6,886      $       0       11,625   $  26,576     $        0
Senior Vice               1992    218,000     109,036          7,579         41,919        8,850      10,034              0
President                 1991    205,000     162,248          9,444         33,075       11,250           0              0
Joseph R. Collins         1993  $ 210,000   $ 138,045      $   7,290      $       0       11,625   $  23,233     $        0
Senior Vice               1992    185,000     102,742          6,557         41,919       10,350      23,890              0
President                 1991    156,220     136,828          7,650         10,780        3,675      21,628              0
Ronald V. Kelly           1993  $ 227,000   $ 122,807      $   7,098      $       0       11,625   $  26,576     $        0
Senior Vice               1992    218,000      85,512          7,122         41,919        8,850      10,034              0
President                 1991    205,000     179,144          7,784         33,075       11,250           0              0
Allan J. Kolles           1993  $ 170,000   $  87,406      $   7,721      $       0        6,150   $  29,168     $        0
Vice President            1992    160,000      66,685          7,561         19,856        4,200      28,208              0
Human Resources           1991    147,175      94,825          8,848         15,925        5,475      22,746              0
John H. Grunewald         1993  $ 107,083   $ 128,500      $  11,758      $       0       11,625   $ 161,147(c)  $  594,000(c)
Retired Executive         1992    243,000     115,746          7,218         41,919        9,000      41,241              0
Vice President; CFO       1991    234,200     196,833          7,056         34,300       11,775      35,330              0

- ------------------------------
(a) Represents bonuses accrued by the Company for the year even if paid after December 31.
(b) The restricted stock awards shown in this column are subject to vesting, in three equal installments beginning in the third year after the date of grant, based solely on the continued employment of the recipient by the Company. Dividends are accrued and paid upon vesting of restricted shares. The following restricted stock awards were held by each of the named executives as of December 31, 1993 (based on 12/31/93 closing price of $33.00): Buxton 11,649 shares or $384,417; Collins 2,783 shares or $91,839; Kelly 5,249 shares or $173,217; Kitch 5,249 shares or $173,217;
      Kolles 2,632 shares or $86,856; and Grunewald 0 shares or $0.
(c) Amounts paid in 1993, see discussion of J.H. Grunewald Retirement Agreement on page 13.
(d) Includes payouts for ICUs and market values of restricted stock that vested in 1993.

OPTIONS AND STOCK APPRECIATION RIGHTS.

    The following tables summarize option and SAR grants and exercises during 1993 to or by the Chief Executive Officer or one of the executive officers named in the Summary Compensation Table above, and the values of the options and SARs held by such persons at the end of 1993. No SARs have been granted since 1983; all grants shown in the table below are incentive stock options. No SARs have been exercised or remain outstanding at the end of 1993.


                                                                                          POTENTIAL REALIZABLE
                                       OPTION AND SAR GRANTS IN 1993                        VALUE AT ASSUMED
                    --------------------------------------------------------------------    ANNUAL RATES OF
                      NUMBER OF                                                               STOCK PRICE
                     SECURITIES                                                             APPRECIATION FOR
                     UNDERLYING    % OF TOTAL OPTIONS/ SARS                                   OPTION TERM
                    OPTIONS/ SARS   GRANTED TO EMPLOYEES IN    EXERCISE OR   EXPIRATION   --------------------
       NAME          GRANTED (A)          FISCAL 1993          BASE PRICE       DATE         5%         10%
- --------------------------------------------------------------------------------------------------------------
Winslow H. Buxton        38,250                20.6%            $   27.00       1/08/98   $ 285,330  $ 630,504
Joseph R. Collins        11,625                 6.3%            $   27.00       1/08/98   $  86,718  $ 191,624
Ronald V. Kelly          11,625                 6.3%            $   27.00       1/08/98   $  86,718  $ 191,624
Gerald C. Kitch          11,625                 6.3%            $   27.00       1/08/98   $  86,718  $ 191,624
Allan J. Kolles           6,150                 3.3%            $   27.00       1/08/98   $  45,877  $ 101,375
John H. Grunewald        11,625                 6.3%            $   27.00       1/08/98   $   N/A(b) $   N/A(b)

- ------------------------------
(a) One-third of each grant becomes exercisable on each of the first three anniversaries of the date of grant, and the options expire five years after the grant date. The exercise price for the options granted was the market price of the common stock as of the date of grant.
(b) All exercised prior to 12/31/93, see discussion of J.H. Grunewald Retirement on page 13.

             AGGREGATE OPTION AND SAR EXERCISES IN 1993 AND VALUE AT END OF 1993
- ----------------------------------------------------------------------------------------------
                                                            NUMBER OF
                                                            SECURITIES           VALUE OF
                                                            UNDERLYING         UNEXERCISED
                                                           UNEXERCISED         IN-THE-MONEY
                                                         OPTIONS/SARS AT     OPTIONS/SARS AT
                                                           END OF 1993         END OF 1993
                         SHARES ACQUIRED      VALUE      EXERCISABLE (E)     EXERCISABLE (E)
         NAME              ON EXERCISE      REALIZED    UNEXERCISABLE (U)   UNEXERCISABLE (U)
- ----------------------------------------------------------------------------------------------
Winslow H. Buxton              11,800      $   230,983  E  46,500           E  $578,554
                                                        U  80,350           U  $563,108
Joseph R. Collins               2,376      $    33,570  E   3,450           E  $ 12,363
                                                        U  19,750           U  $114,892
Ronald V. Kelly                 1,500      $    12,750  E  20,950           E  $280,821
                                                        U  21,275           U  $153,392
Gerald C. Kitch                 4,350      $    55,244  E   9,601           E  $106,251
                                                        U  21,275           U  $153,392
Allan J. Kolles                 9,087      $   191,010  E    676            E  $  2,422
                                                        U  10,775           U  $ 77,350
John H. Grunewald              31,976      $   414,105  E      0            E  $      0
                                                        U      0            U  $      0

LONG-TERM INCENTIVE PLAN AWARDS.

    The following table reflects awards made under the Pentair, Inc. Omnibus Stock Incentive Plan (one of the long-term incentive plans) during 1993 to the Chief Executive Officer or one of the executive officers named in the Summary Compensation Table above.

                                             PERFORMANCE OR      ESTIMATED FUTURE PAYOUTS UNDER
                        NUMBER OF SHARES,     OTHER PERIOD         NON-STOCK PRICE BASED PLANS
                          UNITS OR OTHER    UNTIL MATURATION  -------------------------------------
         NAME                 RIGHTS           OR PAYOUT       THRESHOLD     TARGET       MAXIMUM
- ---------------------------------------------------------------------------------------------------
Winslow H. Buxton             25,300 units        (a)           $       0  $   272,026  $   340,032
Joseph R. Collins              7,650 units        (a)           $       0  $    82,253  $   102,816
Ronald V. Kelly                7,650 units        (a)           $       0  $    82,253  $   102,816
Gerald C. Kitch                7,650 units        (a)           $       0  $    82,253  $   102,816
Allan J. Kolles                4,050 units        (a)           $       0  $    43,546  $    54,432
John H. Grunewald              7,650 units      (a),(b)               N/A          N/A          N/A

- ------------------------
(a) Matures in 3-5 yrs., payout based on ROE, EPS, and Book Value growth over the three, four or five year periods.
(b) Paid out $13,005 in June 1993 upon retirement from the Company. See discussion of J.H. Grunewald Retirement on page 13.

DEFINED BENEFIT PENSION PLAN.

    The Company maintains a tax-qualified defined benefit pension plan. In general, the plan covers non-bargaining employees of the Company and its U.S. subsidiaries. These employees are eligible to participate in the plan after attaining age 21 and completing one year of service.

    The following table sets forth the estimated normal retirement benefit under specified final average annual compensation and years of service classifications. Each listed benefit amount is determined by using a Social Security covered compensation base of $24,600. The annual benefit limit of $118,800 reflected in the table represents the maximum retirement benefit payable in 1994 under tax-qualified defined benefit plans, although this limit is subject to upward adjustment in future years for cost-of-living increases.

        ESTIMATED ANNUAL GROSS RETIREMENT BENEFITS UNDER CURRENT FORMULA

FINAL AVERAGE
    ANNUAL                                YEARS OF SERVICE
 COMPENSATION      10         15         20         25          30           35+
- ------------------------------------------------------------------------------------
 $     50,000   $   6,360  $   9,540  $  12,720  $  15,900  $    19,080  $    22,260
      100,000      13,860     20,790     27,720     34,650       41,580       48,510
      150,000      21,360     32,040     42,720     53,400       64,080       74,760
      200,000      28,860     43,290     57,720     72,150       86,580      101,010
      235,840+     34,236     51,354     68,472     85,590      102,708      115,641

    For purposes of calculating the retirement benefit for named executive officers under the plan, eligible compensation consists of salary and bonus as listed in the Summary Compensation Table. Current years of service under the plan for the named officers are: Buxton, 7; Collins, 22; Kelly, 13; Kitch, 5 and Kolles, 9.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN.

    The Company has established the Supplemental Executive Retirement Plan to provide retirement benefits to certain key executives of the Company and its subsidiaries. The employees are eligible for nomination after attaining age 50 and completing five years of service. The annual normal retirement benefit is 50% of the participant's final average annual compensation less 100% of the participant's annual primary Social Security benefit. This benefit is further reduced by the participants benefits under the Company's or any previous employers pension plans. A participant generally does not earn or become vested in a benefit under the plan until he or she attains age 60. The plan has been extended to eight individuals, four of whom (Buxton, Collins, Kelly and Kolles) are named executives. To date, two of these individuals have become vested in benefits under the plan. One is a named executive (Kolles, $590,187 vested benefit). The remaining six have not earned or become vested in a benefit because they have not attained age 60. To date, two retirees and one beneficiary are receiving benefits under the plan.

CHANGE IN CONTROL ARRANGEMENTS.

    Approximately 86 key corporate executives have entered into agreements with the Company that provide for contingent benefits if the executive leaves the employ of the Company within one year after an unfriendly change in control. Such benefits include:

    a. bonus awards for the year in question to be made under the Management Incentive Plan;

    b. termination of all restrictions on shares issued under the Long-Term Executive Performance Plan or the 1990 Omnibus Stock Incentive Plan and payment for Incentive Compensation Units and Performance Units without regard to the plans' forfeiture provisions;

    c. reimbursement of income taxes incurred in connection with the exercise of certain nonqualified options, as well as termination of all restrictions on transfer and termination of any right of the Company to repurchase shares received upon exercise of such options;

    d.  the cost of an executive search agency;

    e.  directors and officers liability insurance coverage;

    f. short-term replacement coverage for Company-provided group medical, dental, and life insurance policies;

    g. amount of non-vested benefits under any of the Company's tax-qualified deferred compensation plans;

    h. the accelerated accrual and vesting of benefits under the Supplemental Executive Retirement Plan (for those executives who have been made participants of such plan); and

    i. severance pay equal to 300% of annual compensation or, for employees other than executive officers of the Company, such amount reduced to the extent necessary to avoid federal excise taxes under Section 280G of the Internal Revenue Code.

    In addition, the Omnibus Stock Incentive Plan permits the Compensation and Personnel Committee upon a change in control of the Company to cancel all outstanding options granted under the plan, whether or not exercisable, and authorize payment of the "spread" between the exercise price of the options and the then current market value of the stock.

    Based upon compensation levels as of December 31, 1993, the dollar value of the benefits payable upon an unfriendly change in control to the named officers in the Summary Compensation Table by virtue of the agreements and the Omnibus Plan provision discussed above (excluding amounts that otherwise would be payable upon a termination of employment not involving an unfriendly change in control) would be: Buxton, $3,392,153; Collins, $1,512,019; Kelly, $2,032,234;
Kitch, $2,024,108 and Kolles, $1,209,530.

                                FUTURE PROPOSALS

    Any proposal that a shareholder intends to present at the 1995 annual meeting must be received by the Company no later than November 4, 1994 for inclusion in the 1995 notice of annual meeting, proxy statement, and form of proxy.

                                 OTHER BUSINESS

    Management does not know of any other business that will be presented for consideration at the meeting; however, if any other business does properly come before the meeting, proxies will be voted in accordance with the best judgment of the person or persons acting under them.

          PLEASE SIGN AND                 PENTAIR, INC. -- COMMON                 PENTAIR INC.
        RETURN PROMPTLY TO                                                 PROXY FOR ANNUAL MEETING OF
   REDUCE SOLICITATION EXPENSES                                                   SHAREHOLDERS
                                                                                 APRIL 20, 1994

    The undersigned hereby appoints Winslow H. Buxton and Joseph R. Collins, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pentair, Inc. held of record by the undersigned on February 25, 1994 at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 20, 1994, at the Northland Inn and Conference Center, 7101 Northland Circle, Brooklyn Park, Minnesota, and any adjournment thereof.

    THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1. ELECTION OF DIRECTORS: FOR all nominees listed below / /     WITHHOLD AUTHORITY to vote for all nominees listed below. / /
  EXCEPT THOSE I HAVE STRUCK BY A LINE THROUGH
  their names.

  Charles A. Haggerty            Harold V. Haverty            D. Eugene Nugent

    2. PROPOSAL TO RATIFY the retention of Deloitte & Touche as independent public accountants for the current fiscal year.

             / / FOR             / / AGAINST             / / ABSTAIN

    3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED WITH NO DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

                                             The undersigned hereby ratifies and
                                             confirms all that the Proxies shall
                                             lawfully do or cause to be done by
                                             virtue hereof and hereby revokes
                                             all proxies heretofore given to
                                             vote such shares.

                                             THIS  PROXY IS  SOLICITED ON BEHALF
                                             OF  THE  BOARD   OF  DIRECTORS   OF
                                             PENTAIR, INC.
                                             ___________________________________
                                                          Signature
                                             ___________________________________
                                                  Signature if held jointly
                                             Dated: ______________________, 1994
                                                  THIS CARD MUST BE DATED.
                                             (Please  sign exactly  as your name
                                             appears to  the left.  When  shares
                                             are  held  by  joint  tenants, both
                                             should  sign.   When   signing   as
                                             executor,  administrator, attorney,
                                             trustee or  guardian,  please  give
                                             full    title   as   such.   If   a
                                             corporation, please  sign  in  full
                                             corporate   name  by  president  or
                                             other  authorized  officer.  If   a
                                             partnership,    please    sign   in
                                             partnership name  by an  authorized
                                             person.)

          PLEASE SIGN AND            PENTAIR, INC. -- PREFERRED           PENTAIR, INC.
        RETURN PROMPTLY TO                                         PROXY FOR ANNUAL MEETING OF
   REDUCE SOLICITATION EXPENSES                                           SHAREHOLDERS
                                                                         APRIL 20, 1994

    The undersigned hereby appoints Winslow H. Buxton and Joseph R. Collins, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of preferred stock of Pentair, Inc. held of record by the undersigned on February 25, 1994 at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 20, 1994, at the Northland Inn and Conference Center, 7101 Northland Circle, Brooklyn Park, Minnesota, and any adjournment thereof.

    THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1. ELECTION OF DIRECTORS: FOR all nominees listed below / /     WITHHOLD AUTHORITY to vote for ALL nominees listed below. / /
  EXCEPT THOSE I HAVE STRUCK BY A LINE THROUGH
  their names.

  Charles A. Haggerty            Harold V. Haverty            D. Eugene Nugent

    2. PROPOSAL TO RATIFY the retention of Deloitte & Touche as independent public accountants for the current fiscal year.

             / / FOR             / / AGAINST             / / ABSTAIN

    3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED WITH NO DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

                                             The undersigned hereby ratifies and
                                             confirms all that the Proxies shall
                                             lawfully  do or cause to be done by
                                             virtue hereof  and  hereby  revokes
                                             all  proxies  heretofore  given  to
                                             vote such shares.

                                             THIS PROXY IS  SOLICITED ON  BEHALF
                                             OF   THE  BOARD   OF  DIRECTORS  OF
                                             PENTAIR, INC.
                                             ___________________________________
                                                          Signature
                                             ___________________________________
                                                  Signature if held jointly
                                             Dated: ______________________, 1994
                                                  THIS CARD MUST BE DATED.
                                             (Please sign exactly  as your  name
                                             appears  to  the left.  When shares
                                             are held  by  joint  tenants,  both
                                             should   sign.   When   signing  as
                                             executor, administrator,  attorney,
                                             trustee  or  guardian,  please give
                                             full   title   as   such.   If    a
                                             corporation,  please  sign  in full
                                             corporate  name  by  president   or
                                             other   authorized  officer.  If  a
                                             partnership,   please    sign    in
                                             partnership  name by  an authorized
                                             person.)

                                 PENTAIR, INC.
                  RETIREMENT SAVINGS AND STOCK INCENTIVE PLAN
                      PARTICIPANT VOTING INSTRUCTION FORM
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 20, 1994

    I hereby direct State Street Bank and Trust Company, as ESOP Trustee, to vote at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 20, 1994, at the Northland Inn and Conference Center, 7101 Northland Circle, Brooklyn Park, Minnesota, and any adjournment thereof, all shares of voting preferred stock of Pentair, Inc. allocated as of February 25, 1994 to my account in the Pentair, Inc. Retirement Savings and Stock Incentive Plan, plus a pro rata portion of the shares that have not been allocated to participant accounts or for which no instructions are received, as designated below.

    I understand that this card must be received by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee, by April 13, 1994. If it is not or if the voting instructions are invalid because not properly signed and dated, the shares held in my account will be voted by State Street Bank and Trust Company in the same proportion that the other participants in the plan direct the Trustee to vote shares allocated to their accounts.

    THE PENTAIR, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1. ELECTION OF DIRECTORS: FOR all nominees listed below / /     WITHHOLD AUTHORITY to vote for ALL nominees listed below. / /
  EXCEPT THOSE I HAVE STRUCK BY A LINE THROUGH their names.

       Charles A. Haggerty       Harold V. Haverty       D. Eugene Nugent

    2. PROPOSAL TO RATIFY the retention of Deloitte & Touche as independent public accountants for the current fiscal year.

             / / FOR             / / AGAINST             / / ABSTAIN

    3. In its discretion, the Trustee is authorized to vote upon such other matters as may properly come before the meeting.

                                             ___________________________________
                                                  Signature of participant
                                             Dated: ______________________, 1994
                                                  THIS CARD MUST BE DATED.

(Please sign exactly as your name appears on this Participant Voting Instruction Form.)